Exhibit 10.2

AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT

This Amendment No. 3 to Amended and Restated Loan, Guaranty and Security Agreement (“Amendment”) is made and entered into as of April 5, 2024, by and between East West Bank (“Bank”), Cineverse Corp., a Delaware corporation (f/k/a Cinedigm Corp.) (“Borrower”), Vistachiara Productions Inc., d/b/a The Bigger Picture, a Delaware corporation (“Vistachiara Productions”), Cineverse Entertainment Corp., a New York corporation (f/k/a Cinedigm Entertainment Corp.) (“Cineverse Entertainment”), Cineverse Entertainment Holdings, LLC, a Delaware limited liability company (f/k/a Cinedigm Entertainment Holdings, LLC) (“Cineverse Entertainment Holdings”), Cineverse Home Entertainment, LLC, a Delaware limited liability company (f/k/a Cinedigm Home Entertainment, LLC) (“Cineverse Home Entertainment”), Docurama, LLC, a Delaware limited liability company (“Docurama”), Dove Family Channel, LLC, a Delaware limited liability company (“Dove”), Cineverse OTT Holdings, LLC, a Delaware limited liability company (f/k/a Cinedigm OTT Holdings, LLC) (“Cineverse OTT”), and Cinedigm Productions, LLC, a Delaware limited liability company (“Cinedigm Productions”), Cinedigm DC Holdings, LLC, a Delaware limited liability company (“Cinedigm DC Holdings”), Access Digital Media, Inc., a Delaware corporation (“Access Digital Media”), Christie/AIX, Inc., a Delaware corporation (“Christie/AIX”), Cinedigm Digital Funding I, LLC, a Delaware limited liability company (“Cinedigm Digital Funding I”), FoundationTV, Inc., a Delaware corporation (“FoundationTV”), Asian Media Rights LLC, d/b/a Digital Media Rights, a New York limited liability company (“Asian Media Rights”), Con TV, LLC, a Delaware limited liability company (“Con TV”), Fandor Acquisition LLC, a Delaware limited liability company (“Fandor”), TFD Acquisition LLC, a Delaware limited liability company (“TFD Acquisition”), Screambox Acquisition LLC, a Delaware limited liability company (“Screambox Acquisition”), Bloody Disgusting Acquisition LLC, a Delaware limited liability company (“Bloody Disgusting Acquisition”), Comic Blitz II LLC, a Delaware limited liability company (“Comic Blitz II”), Viewster, LLC, a Delaware limited liability company (“Viewster”), Cinedigm India Private Limited, an Indian limited company (“Cinedigm India”), and Cineverse Terrifier LLC, a Delaware limited liability company (“Cineverse Terrifier”, and, together with Vistachiara Productions, Cineverse Entertainment, Cineverse Entertainment Holdings, Cineverse Home Entertainment, Docurama, Dove, and Cineverse OTT, Cinedigm Productions, Cinedigm DC Holdings, Access Digital Media, Christie/AIX, Cinedigm Digital Funding I, FoundationTV, Asian Media Rights, Con TV, Fandor, TFD Acquisition, Screambox Acquisition, Bloody Disgusting Acquisition, Comic Blitz II and Viewster, individually and collectively, the “Guarantor’’ and, together with the Borrower, collectively, the “Loan Parties”).

RECITALS

This Amendment is entered into in reference to the following facts:

A. Bank, Borrower and Guarantor entered into an Amended and Restated Loan, Guaranty and Security Agreement, dated as of September 15, 2022 (as amended by that certain Amendment No. 1 to Amended and Restated Loan, Guaranty and Security Agreement

dated as of August 8, 2023, as further amended by that certain Amendment No. 2 to Amended and Restated Loan, Guaranty and Security Agreement dated as of February 9, 2024, and as further amended, amended and restated, supplemented or otherwise modified, renewed, restated or replaced from time to time, the “Agreement”). All initially capitalized terms used, but not defined herein, have the meaning ascribed thereto in the Agreement.

B. Borrower has requested that Bank make certain amendments to the Agreement, and Bank is willing to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the continued performance by each of the parties hereto of their respective promises and obligations under the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

ARTICLE 1 – AMENDMENTS

1.1
Amendments to the Agreement.

(a)
Exhibit A of the Agreement is hereby amended by adding the following definitions:

““Amendment No. 3 Effective Date” means the “Amendment No. 3 Effective Date” under and as defined in the Amendment No. 3 to Agreement.”

““Amendment No. 3 to Agreement” means that certain Amendment No. 3 to Amended and Restated Loan, Guaranty and Security Agreement dated as of April 5, 2024, by and among Borrower, Guarantor and Bank.”

““BondIt” means BondIt LLC, a California limited liability company”

““BondIt Guaranty” means that certain Guaranty Agreement dated as of April 5, 2024, made by Borrower in favor of BondIt, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.”

““BondIt Intercreditor Agreement” means that certain Intercreditor Agreement dated as of April 5, 2024, by and among Bank, BondIt, Borrower and Cineverse Terrifier, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

““BondIt Loan Agreement” means that certain Loan and Security Agreement dated as of April 5, 2024, by and between BondIt and Cineverse Terrifier, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.”

““BondIt Loan Documents” means the BondIt Loan Agreement and all other agreements, instruments and documents heretofore, now or hereafter evidencing, securing, guaranteeing, or otherwise relating to the obligations thereunder.”

““Cineverse Terrifier” means Cineverse Terrifier LLC, a Delaware limited liability company.”

““Loan Portfolio” has the meaning set forth in Section 2.3(e).”

““Minimum Account Balance” has the meaning set forth in Section 2.3(e).”

““Shortfall Month” has the meaning set forth in Section 2.3(e).”

(b)
Clause (f) of the definition of “Permitted Indebtedness” on Exhibit A of the Agreement is hereby amended and restated in its entirety as follows:

“(f) Contingent Obligations of a Loan Party with respect to Permitted Indebtedness of another Loan Party, including, without limitation, the BondIt Guaranty; provided, that the BondIt Guaranty is subject to the terms of the BondIt Intercreditor Agreement.”

(c)
The definition of “Permitted Indebtedness” on Exhibit A of the Agreement is hereby amended by adding the following new clause (i) thereto:

“(i) Indebtedness of Cineverse Terrifier arising under the BondIt Loan Documents.”

(d)
The definition of “Permitted Lien” on Exhibit A of the Agreement is hereby amended by adding the following new clause (s) thereto:

“(s) Liens granted by Cineverse Terrifier in favor of BondIt pursuant to the BondIt Loan Documents; provided that such Liens are subject to the terms of the BondIt Intercreditor Agreement.”

(e)
Section 2.3 of the Agreement is hereby amended by adding the following new clause (e) thereto:

“(e) Compensating Balance. The interest rate in effect on the Advances from time to time as indicated in paragraph (a) above is a preferred rate, based upon Borrower, the Guarantors, their subsidiaries and affiliates maintaining one or more non-interest bearing deposit accounts with Bank in an aggregate average collected monthly balance of not less than the higher of (a) $1,500,000 or (b) 10% of the (i) total outstanding balance, for term loans, and/or (ii) commitment amount, for revolving loans, of all loans of Borrower, the Guarantors, their subsidiaries and affiliates with Bank (“Loan Portfolio”), whether existing now or in the future (“Minimum Account Balance”). Within 60 days after the Amendment No. 3 Effective Date, Borrower shall establish, and thereafter maintain at all times, the Minimum Account Balance with Bank until all outstanding amounts under this Loan

Agreement and all other notes under the Loan Portfolio are paid in full. If at an time, Borrower fails to maintain the Minimum Account Balance for any given month (“Shortfall Month”), the annual interest rate on the Advances will increase without notice to a rate of 0.25% greater than would otherwise be the case under this Agreement, effective on the next payment due date two (2) months after the Shortfall Month.”

ARTICLE 2 – REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants that the representations and warranties contained in the Agreement were true and correct in all material respects when made and, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, are true and correct in all material respects as of the date hereof. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by it of this Amendment are within its organizational powers and have been duly authorized by all necessary organizational action and, if required, shareholder, partner or member action, (b) this Amendment has been duly executed and delivered by such Person and constitutes a valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and (c) the execution, delivery and performance by such Person of this Amendment (i) does not require any Amendment or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law applicable to such Person or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any contractual obligation of such Person or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by such Person or any of its Subsidiaries, (iv) will not result in the creation or imposition of any Lien on any asset of such Person or any of its Subsidiaries, except Liens (if any) created under the Loan Documents.

ARTICLE 3 – CONDITIONS

3.1 Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent (the “Amendment No. 3 Effective Date”):

(a) receipt by Bank of duly executed and delivered counterparts of this Amendment by each of the parties hereto;

(b) receipt by Bank of the following documentation in connection with the joinder of Cineverse Terrifier as a Guarantor and Loan Party to the Agreement: (i) that certain Instrument of Assumption and Joinder dated as of April 5, 2024 (the “Joinder”), by and between Cineverse Terrifier and Bank; (ii) an officer’s certificate of Cineverse Terrifier with respect to incumbency and resolutions authorizing the Joinder, which certificate shall attach a copy of the certificate of formation and the limited liability company agreement of Cineverse Terrifier and a certificate of the Secretary of State of Delaware, dated as of a recent date, as to the good standing of, and if generally available in Delaware, the payment of taxes by Cineverse Terrifier; (iii) a UCC Financing Statement for Cineverse Terrifier; and (iv) such other documents or certificates as Bank may reasonably deem necessary or appropriate in connection with the Joinder;

(c) after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and

(d) the representations and warranties contained in Article 2 hereof being true and correct.

3.2 Condition Subsequent.

(a) Borrower shall deliver to Bank a valuation of the Collateral as of a date not earlier than December 31, 2023, in form and substance (and using a methodology) satisfactory to Bank, by a third party valuator approved by Bank, no later than August 31, 2024. If the foregoing condition subsequent has not been satisfied by the due date therefor, then such failure shall constitute an immediate Event of Default;

(b) Within 30 calendar days from the Amendment No. 3 Effective Date, Borrower shall deliver to Bank (a) written evidence of the submission for registration or registration, as applicable, of any and all copyrights, trademarks (including trademark applications), service marks, trade names or service names of the Loan Parties for inclusion in the Collateral, to the extent such items were not included on the applicable schedules to that certain Copyright Security Agreement dated as of September 15, 2022 and that certain Trademark Security Agreement dated as of September 15, 2022, and (b) a Copyright Security Agreement Supplement relating to such copyrights or such other copyrightable interests or a Trademark Security Agreement relating to such trademarks, trade names, service marks or service names, in each case, in form and substance satisfactory to Bank and executed by the relevant Loan Party.

ARTICLE 4 –GENERAL PROVISIONS

4.1 Ratification and Incorporation of Agreement and other Loan Documents. Except as expressly modified under this Amendment, (i) each Loan Party hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Agreement and the other Loan Documents to which it is a party, and (ii) all of the terms and conditions set forth in the Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein.

4.2 Entire Agreement. This Amendment, together with the Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Agreement and the other Loan Documents shall remain in full force and effect.

4.3 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument, respectively. Delivery of any executed counterpart of this Amendment by facsimile or transmitted electronically in either a Tagged Image Format File (“TIFF”) or Portable Document Format (“PDF”) shall be equally effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart by facsimile, TIFF or PDF shall also deliver a manually executed counterpart of this Amendment, but failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

4.4 Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the laws (without giving effect to the conflict of law principles thereof) of the State of California.

4.5 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Agreement as amended hereby and each reference in the other Loan Documents to the Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Agreement as amended hereby.

4.6 No Waiver or Representation as to Additional Accommodations. In agreeing to make the amendments set forth herein, Bank does not make any representation whatsoever that it will make any further or additional accommodations to or for the benefit of any Loan Party. Except as expressly provided in Article 1 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Bank under the Agreement or any other Loan Document, (ii) impose any obligation on Bank to defer the enforcement of its powers, rights and privileges under the Agreement or any other Loan Document, (iii) constitute a waiver of any provision in the Agreement or any other Loan Document, or (iv) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.7 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Agreement, the terms and provisions of this Amendment shall govern and control.

4.8 Loan Document. This Amendment shall constitute a Loan Document.

IN WITNESS WHEREOF, each of the parties have executed this Amendment by and through its duly authorized officer as of the date and year first-above written.

“BORROWER” CINEVERSE CORP. By__/s/ Gary S. Loffredo___________ Name: Gary S. Loffredo Position: Chief Legal Officer and Secretary	“BANK” East West Bank By___/s/ Yang Song______________ Name: __Yang Song______________ Position: __FVP__________________

“GUARANTOR”

VISTACHIARA PRODUCTIONS INC.

d/b/a THE BIGGER PICTURE

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Secretary

CINEVERSE ENTERTAINMENT CORP.

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

CINEVERSE ENTERTAINMENT HOLDINGS, LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Secretary

CINEVERSE HOME ENTERTAINMENT, LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Secretary

DOCUDRAMA, LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

DOVE FAMILY CHANNEL, LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

CINEVERSE OTT HOLDINGS, LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

CINEDIGM PRODUCTIONS, LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

CINEDIGM DC HOLDINGS, LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: President

ACCESS DIGITAL MEDIA, INC.

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: President

CHRISTIE/AIX, INC.

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: President

CINEDIGM DIGITAL FUNDING I, LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: President

FOUNDATIONTV, INC.

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: President

ASIAN MEDIA RIGHTS, LLC,

d/b/a DIGITAL MEDIA RIGHTS

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Chief Operating Officer, General Counsel and Secretary

CON TV, LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Secretary

FANDOR ACQUISITION LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: President

TFD ACQUISITION LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Chief Operating Officer & Secretary

SCREAMBOX ACQUISITION LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Chief Operating Officer & Secretary

BLOODY DISGUSTING ACQUISITION LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Chief Operating Officer & Secretary

COMIC BLITZ II LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

VIEWSTER, LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Chief Operating Officer

CINEDIGM INDIA PRIVATE LIMITED

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Authorized Person

CINEVERSE TERRIFIER LLC

By__/s/ Gary S. Loffredo___________

Name: Gary S. Loffredo

Position: Authorized Person